UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 6, 2004

VIRBAC CORPORATION
(formerly Agri-Nutrition Group Limited)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24312	43-1648680

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Meacham Boulevard, Fort Worth, Texas	76137

(Address of Principal Executive Offices)	(Zip Code)

(817) 831-5030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5: OTHER EVENTS

     A copy of the press release of Virbac Corporation, dated February 6, 2004, is filed as Exhibit 99.1 hereto.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.

               99.1      Virbac Corporation Press Release, dated February 6, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRBAC CORPORATION

By:	/s/ David G. Eller David G. Eller Chief Executive Officer

Dated: February 10, 2004